UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 24, 2021
PROVIDENT FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31566	42-1547151
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

239 Washington Street, Jersey City, New Jersey		07302
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code 732-590-9200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol Symbol(s)	Name of each exchange on which registered
Common	PFS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) Election of Director. On June 24, 2021, the Board of Directors (the “Board”) of Provident Financial Services, Inc. (the “Company”) increased the size of the Board from 13 to 14 members and elected Nadine Leslie to the Board. Ms. Leslie has also been elected to the Board of Directors of Provident Bank, the Company’s wholly owned subsidiary. The Company issued a news release on June 28, 2021 to announce the election of Ms. Leslie to the Board. The full text of the news release is attached as an Exhibit to this Current Report on Form 8-K.

Ms. Leslie was appointed to serve as a member of the Audit Committee of the Board. The Board affirmatively determined that Ms. Leslie is an independent director pursuant to the Company’s Independence Standards and New York Stock Exchange corporate governance listing standards.

There is no arrangement or understanding between Ms. Leslie and any other person pursuant to which she was elected as a director. There is no current or currently proposed transaction as to which the Company or any of its subsidiaries was or is to be a participant and in which Ms. Leslie has or will have a direct or indirect material interest, and which would be reportable pursuant to Item 404(a) of Regulation S-K.

For her service on the Board, Ms. Leslie will receive the standard compensatory arrangements provided to other non-employee directors of the Company, including cash retainers and stock awards as described in the Company’s Proxy Statement dated March 17, 2021.

Item 9.01.    Financial Statements and Exhibits

(a)     Financial Statements of Businesses Acquired. Not applicable.

(b)    Pro Forma Financial Information. Not applicable.

(c)     Shell Company Transactions. Not applicable.

(d)    Exhibits.

Exhibit No.        Description

         99.1        News release dated June 28, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT FINANCIAL SERVICES, INC.

DATE:	June 28, 2021	By:/s/ John Kuntz
John Kuntz
Senior Executive Vice President, General Counsel & Corporate Secretary